SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                -------------------


                                     Form 8-K

                                  Current Report

                        Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934


                          Date of Report: September 17, 2001




Commission          Exact name of registrant as specified in its charter  State of       I.R.S. Employer
File Number         and principal office address and telephone number     Incorporation  I.D. Number

1-14514             Consolidated Edison, Inc.                             New York       13-3965100
                    4 Irving Place, New York, New York 10003
                    (212) 460-4600

1-1217              Consolidated Edison, Comapny of New York, Inc.        New York       13-5009340
                    4 Irving Place, New York, New York 10003
                    (212) 460-4600


                     INFORMATION TO BE INCLUDED IN THE REPORT



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

      99          Statement on World Trade Center Attack.


ITEM 9.  REGULATION FD DISCLOSURE

The material attached hereto as Exhibit 99, which is incorporated in this Item 9 by reference thereto, is furnished pursuant to Regulation FD.

                                     SIGNATURE





      Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CONSOLIDATED EDISON, INC.

                                    CONSOLIDATED EDISON COMPANY
                                      OF NEW YORK, INC.



                                    By    JOAN S. FREILICH
                                          Joan S. Freilich
                                          Executive Vice President
                                             and Chief Financial Officer
DATE:  September 17, 2001